EXHIBIT 4.1


NUMBER                                                                    SHARES

                          [C&D Logo Appears Here] C&D
                              C&D PRODUCTION INC.


                                                                 SEE REVERSE FOR
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA           CERTAIN DEFINITIONS

________________________________________________________________________________

                                                               CUSIP 12477W 10 8

                                  COMMON STOCK

THIS CERTIFIES THAT:

                          [C&D Logo Appears Here] C&D
                              C&D PRODUCTION INC.

IS THE OWNER OF
________________________________________________________________________________

 FULLY PAID AND NON-ASESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF

                              C&D PRODUCTION INC.
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              [C&D PRODUCTION INC.
                                   CORPORATE
                                      SEAL
                                      1997
                                     NEVADA
                                 APPEARS HERE]

DATED:                   COUNTERSIGNED:
                                                  PACIFIC STOCK TRANSFER COMPANY
                         500 E. WARM SPRINGS RD., SUITE 240, LAS VEGAS, NV 89119
                                                                  TRANSFER AGENT

                         BY:

                                                            AUTHORIZED SIGNATURE


     /s/ CHOU CHIN PING                                  /s/ CHOU KENG-LIEN
     __________________                                  __________________
         Chou Chin Ping                                      Chou Keng-Lien
         SECRETARY                                           PRESIDENT